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                                                                    Exhibit 10.4

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List of Contents of Schedules and Exhibits to the Heads & Threads Credit Agreement
SCHEDULE 1                 Lenders and Commitments
SCHEDULE 1.1               Eligible Accounts
SCHEDULE 2                 Lender Addresses
SCHEDULE 5.5               Material Adverse Changes since December 31, 1999
SCHEDULE 5.6               Exceptions to Tax Representations
SCHEDULE 5.7               Pending Litigation
SCHEDULE 5.8               Borrower's Subsidiaries
SCHEDULE 5.9               Exceptions to ERISA Representation with respect to Plan Withdrawals
SCHEDULE 5.14              Exceptions to Representation Concerning Ownership of Properties
SCHEDULE 5.15              Exceptions to Representation Concerning Environmental Matters
SCHEDULE 6.12              Permitted Indebtedness
SCHEDULE 6.15(viii)        Description of Existing Investments
SCHEDULE 6.16              Description of Existing Liens


EXHIBIT A                  Form of Compliance Certificate
EXHIBIT B                  Form of Note
EXHIBIT C                  Form of Security Agreement
EXHIBIT D                  Form of Facility Letter of Credit Request
EXHIBIT E                  Form of Opinion of Outside Counsel For Borrower
EXHIBIT F                  Form of Written Money Transfer Instructions
EXHIBIT G                  Form of Assignment and Assumption Agreement
EXHIBIT H                  Borrowing Base Certificate
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